UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 23, 2001


                               MAYNARD OIL COMPANY
             (Exact name of registrant as specified in its charter)


         Delaware                        0-5704                    75-1362284
(State of Incorporation)         (Commission File Number)        (IRS Employer
                                                             Identification No.)




     8080 N. Central Expressway, Suite 660, Dallas, Texas           75206
           (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code: (214) 891-8880

Item 5.           Other Events

                  On July 23, 2001 Registrant issued a press release reporting that the Company is exploring strategic alternatives and the retention of William Blair & Company as its financial advisor and McDermott, Will & Emery as its legal counsel to assist the Board in evaluating the strategic alternatives. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

                  (c)  Exhibits

                           Number No.                Description
                           ----------                -----------

                           99.1             Press release dated July 23, 2001.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    MAYNARD OIL COMPANY


                                                    By: /s/ Linda K. Burgess
                                                        ------------------------
                                                             Linda K. Burgess


Dated: July 23, 2001